SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

 Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ROGÉ PARTNERS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Rogé Partners Fund (Ticker: ROGEX)

c/o of Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York, 11788

_____________________________________

SUPPLEMENT TO THE PROXY STATEMENT AND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 27, 2014

_______________________________________

The following information supplements and amends the proxy statement (the “Proxy Statement”) and Notice of Special Meeting of Shareholders (the “Notice”) of Rogé Partners Fund (the “Fund”), furnished to shareholders of the Fund in connection with the solicitation of proxies by the Board of Trustees of Rogé Partners Funds (the “Trust”) for the special meeting (the “Meeting”) of the shareholders of the Fund.  The Meeting is scheduled to be held on Thursday, March 27, 2014 at 10:00 a.m., Eastern Time, at the offices of the Trust’s administrator Gemini Fund Services LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, not Wednesday, March 27, 2014 as mistakenly indicated in the Proxy Statement and Notice.